As filed with the U.S. Securities and Exchange Commission on October 11, 2022

Registration No. 333-267474

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PARTS iD, INC.

(Exact name of registrant as specified in its charter)

Delaware	81-3674868
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1 Corporate Drive, Suite C

Cranbury, New Jersey 08512

Telephone: (866) 909-6699

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Antonino Ciappina

Chief Executive Officer

PARTS iD, Inc.

1 Corporate Drive, Suite C

Cranbury, New Jersey 08512

Telephone: (866) 909-6699

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Andrew P. Gilbert, Esq.

James M. Fischer, Esq.

DLA Piper LLP (US)

51 John F. Kennedy Parkway, Suite 120

Short Hills, New Jersey 07078

Telephone: (973) 520-2550

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

EXPLANATORY NOTE

This Pre-Effective Amendment No. 1 (this “Amendment”) is being filed to amend the Registration Statement on Form S-3 (File No. 333-267474), originally filed by PARTS iD, Inc. on September 16, 2022 (the “Registration Statement”). The sole purpose of this Amendment is to include Exhibit 4.5, the Form of Senior Indenture, and Exhibit 4.6, the Form of Subordinated Indenture, as exhibits filed herewith on the Exhibit Index hereto. Accordingly, this Amendment consists only of the cover page of the Registration Statement, this Explanatory Note, the Exhibit Index to the Registration Statement, the signature pages and Exhibits 4.5 and 4.6 filed herewith. This Amendment does not modify any provision of the prospectus contained in Part I or the balance of Part II of the Registration Statement.

Item 16. Exhibits

The following Exhibits are filed as part of this Registration Statement:

Exhibit Number	Description

1.1**	Form of Underwriting Agreement
2.1	Share Exchange Agreement, dated as of August 23, 2019, by and between the Company and Blue Valor Limited (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 27, 2019)
2.2	First Amendment to Share Exchange Agreement, dated as of September 27, 2019, by and between the Company and Blue Valor Limited (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 8, 2019)
2.3	Amended and Restated Share Exchange Agreement, dated as of December 2, 2019, by and between Blue Valor Limited, a company incorporated in Hong Kong and an indirect, wholly-owned subsidiary of Blue Focus Intelligent Communications Group Ltd. and the Company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 2, 2019)
2.4	First Amendment to the Amended and Restated Share Exchange Agreement, dated March 13, 2020, by and between Legacy Acquisition Corp. and Blue Valor Limited (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on March 13, 2020)
2.5	Business Combination Agreement among Legacy Acquisition Corp., Excel Merger Sub I, Inc., Excel Merger Sub II, LLC, and Onyx Enterprises Int’l Corp., and Shareholder Representative Services LLC, dated as of September 18, 2020 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 22, 2020)
4.1	Second Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form 8-A filed on November 23, 2020)
4.2	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form 8-A filed on November 23, 2020)
4.3	Description of Registered Securities (incorporated by reference to Exhibit 4.3 of the Company’s Annual Report on Form 10-K filed on March 14, 2022)
4.4**	Form of Preferred Stock Certificate
4.5*	Form of Senior Indenture
4.6*	Form of Subordinated Indenture
4.7**	Form of Warrant Agreement
4.8**	Form of Warrant
4.9**	Form of Rights Agent Agreement (including form of Rights Certificate)
4.10**	Form of Unit Agreement (including form of Unit Certificate)
4.11**	Form of Stock Purchase Contract (including form of Stock Purchase Contract Certificate)
5.1	Opinion of DLA Piper LLP (US) (incorporated by reference to Exhibit 5.1 to the Company’s Form S-3 filed on September 16, 2022)
23.1	Consent of WithumSmith+Brown, PC, independent registered public accounting firm of PARTS iD, Inc. (f/k/a Legacy Acquisition Corp.) (incorporated by reference to Exhibit 23.1 to the Company’s Form S-3 filed on September 16, 2022)
23.2	Consent of DLA Piper LLP (US) (incorporated by reference to Exhibit 23.2 to the Company’s Form S-3 filed on September 16, 2022)
24	Power of Attorney (incorporated by reference to Exhibit 24 to the Company’s Form S-3 filed on September 16, 2022)
25.1***	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee, as trustee under the Senior Indenture filed as Exhibit 4.5 above
25.2***	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee, as trustee under the Subordinated Indenture filed as Exhibit 4.6 above
107	Filing Fee Table (incorporated by reference to Exhibit 107 to the Company’s Form S-3 filed on September 16, 2022)

*	Filed herewith.
**	To be filed by amendment or as an exhibit to a document incorporated by reference into this registration statement at a later date, in connection with a specific offering.
***	To be filed by amendment pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cranbury, State of New Jersey, on October 11, 2022.

PARTS iD, INC.

By:	/s/ Antonino Ciappina
Antonino Ciappina
Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Antonino Ciappina		Chief Executive Officer	October 11, 2022
Antonino Ciappina		(Principal Executive Officer)

/s/ Kailas Agrawal		Chief Financial Officer	October 11, 2022
Kailas Agrawal		(Principal Financial Officer and Principal Accounting Officer)

*		Chairman of the Board of Directors	October 11, 2022
Prashant Pathak

*		Director	October 11, 2022
Aditya Jha

*		Director	October 11, 2022
Darryl T.F. McCall

*		Director	October 11, 2022
Rahul Petkar

*		Director	October 11, 2022
Edwin J. Rigaud

*		Director	October 11, 2022
Ann M. Schwister

*		Director	October 11, 2022
Richard White

* By:	/s/Antonino Ciappina
Name:	Antonino Ciappina
Title:	Attorney-in-fact

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